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PART B
STATEMENT OF ADDITIONAL INFORMATION
TRUST FOR CREDIT UNIONS
615 East Michigan Street
Milwaukee, Wisconsin 53202
• Enhanced Income Intermediate Credit Portfolio
Investor Shares (TCUGX)
• Enhanced Income Credit Plus Equity Portfolio
Investor Shares (TCUHX)
Trust for Credit Unions (the “Trust”) is a registered open-end investment company consisting of 4 series as of the date hereof. This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI relates to the series of the Trust listed above (each a “Portfolio” and collectively, the “Portfolios”). This SAI should be read in conjunction with the Prospectus dated November 1, 2021 (the “Prospectus”), relating to the offering of Investor Shares of the Portfolios.
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. A copy of the Prospectus may be obtained without charge from Trust for Credit Unions at (800) DIAL TCU (800-342-5828) or Callahan Financial Services, Inc. at (800) 237-5678.
A copy of the Portfolios’ annual report, when available, may be obtained without charge by writing to the address above or calling the toll-free numbers above.
The date of this SAI is November 1, 2021 (revised September 1, 2022).

SHARES OF THE PORTFOLIOS ARE NOT ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U. S. GOVERNMENT, ANY CREDIT UNION OR BY THE NATIONAL CREDIT UNION SHARE INSURANCE FUND, THE NATIONAL CREDIT UNION ADMINISTRATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE PORTFOLIOS INVOLVES RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

INTRODUCTION
Trust for Credit Unions (the “Fund” or the “Trust”) is an open-end, diversified, management investment company (commonly known as a “mutual fund”) offered only to state and federally chartered credit unions. The Fund seeks to achieve a high level of income to the extent consistent with the investment objectives of its investment portfolios. This SAI relates to the offering of the Investor Shares class of the Enhanced Income Intermediate Credit Portfolio and Enhanced Income Credit Plus Equity Portfolio (individually, a “Portfolio” and together the “Portfolios”).
The Fund was established under Massachusetts law by an Agreement and Declaration of Trust dated September 24, 1987, as most recently amended and restated on November 25, 2014 as a Third Amended and Restated Declaration of Trust (as amended to date, the “Declaration of Trust”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, to designate such shares as interests in one or more separate series representing interests in separate investment portfolios, and to designate one or more classes of shares of such series. The Trustees have the right to establish investment portfolios and classes of shares in addition to those heretofore established. Investment in the Portfolios relieves investors from the administrative and accounting burdens involved in direct investments, and also provides related benefits as described below.
The Enhanced Income Intermediate Credit Portfolio seeks to achieve a high level of income, with total return as a secondary objective. The Portfolio aims to achieve its investment objective by investing in fixed income investments. The Portfolio will be designed to as a vehicle for federal credit unions investing in charitable donation accounts pursuant to Part 721.3(b)(2) of the National Credit Union Administration (“NCUA”) rules and regulations and pre-funded employee benefits pursuant to Part 701.19 of the NCUA rules and regulations. The Portfolio will also be offered to state-chartered credit unions and to charities and other organizations that are tax-exempt pursuant to Section 501 of the Internal Revenue Code of 1986, as amended (“Section 501 charities”). The Enhanced Income Intermediate Credit Portfolio employs an actively managed fixed income portfolio, targeting a duration range between three and ten years, and invests primarily in investment-grade corporate bonds.
The Enhanced Income Credit Plus Equity Portfolio seeks to achieve a high level of income, with total return as a secondary objective. The Portfolio aims to achieve its investment objective by investing, under normal circumstances, approximately 20% in equity investments and at least 70% in fixed income investments. The Portfolio will be designed as a vehicle for federal credit unions investing in charitable donation accounts pursuant to Part 721.3(b)(2) of the National Credit Union Administration (“NCUA”) rules and regulations and pre-funded employee benefits pursuant to Part 701.19 of the NCUA rules and regulations. The Portfolio will also be offered to state-chartered credit unions and to Section 501 charities. The Enhanced Income Credit Plus Equity Portfolio employs active management for the fixed income portion of the portfolio, targeting a duration range between three and ten years, and invests primarily in investment-grade corporate bonds. The Portfolio seeks to invest in exchange-traded funds (“ETFs”) and other structures to represent the broad U.S. equity market.
High Current Income. The Portfolios seek to achieve a high level of income and total return.
Liquidity. Because the Portfolios’ shares may be redeemed upon request of a shareholder on any business day at NAV, the Portfolios offer greater liquidity than many competing investments such as separately managed accounts.
Experienced Professional Management. Successfully creating and managing a fixed income portfolio of investments and allocating assets to fixed income and equity strategies requires professionals with extensive experience. Members of ALM First’s portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities. At June 30, 2021, ALM First had assets under management of approximately $65 billion.
ALM First Investment Process. ALM First believes that a well-developed investment process has an: investment philosophy and investment strategy. Developing a well-thought-out philosophy and strategy will provide a framework in which the portfolio manager can seek to earn greater returns on a risk-adjusted basis.
Investment philosophy – The Investment Adviser believes that:
■     A portfolio of fixed income securities with wide risk-adjusted spreads properly matched to the duration of the market has the potential to produce a total return in excess of the market return.
■     The incremental return available from security selection, based on careful relative-value analysis and market research, has the potential to be significantly greater and more consistent than the incremental return from predicting the direction of interest rates.
■     Within the investment grade fixed income market, the spread sectors have the potential to offer the greatest opportunity for excess return through security selection.
■     A strong commitment to market research and experienced fixed income professionals has the potential to provide a better understanding of fixed income security relative value, with the goal being the identification of high credit quality investments that generate risk-adjusted returns in excess of the market return.

Investment strategy: The investment strategy is designed to generate a consistent and predictable return over the preferred benchmark.

■ Sector analysis
•Portfolios typically overweight the “spread sectors” (Agency commercial and residential MBS, CMOs, Agency debentures and some asset-backed sectors)
•Combinations of assets in these sectors have the potential to offer competitive risk-adjusted returns over alternative “market” portfolios
■ Security selection
•Selecting individual bonds that have the potential to offer attractive risk-adjusted yields to alternative securities

■ Duration targeting and risk management
•Significant “bets” on the direction of interest rates are not the focus
•Keep the portfolio’s duration matched closely to the benchmark duration at all times

MANAGEMENT
The Declaration of Trust provides that, subject to its provisions, the Fund’s Board of Trustees shall have the power to conduct the business of the Fund and carry on its operations. The Declaration of Trust provides that: (a) the Trustees shall have full power and authority to take or refrain from taking any action, to execute all such contracts and instruments as they deem necessary, proper or desirable to promote the interests of the Fund, and to adopt such accounting and tax accounting practices as they consider appropriate for the Fund or any series or class of shares; (b) a Trustee shall be liable for his or her own bad faith, willful malfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office and shall not be liable for any act or omission or for neglect or wrongdoing; and (c) subject to the preceding clause, the Trustees are not responsible for any act or omission or neglect or wrongdoing of any officer, agent, employee, investment adviser, administrator, distributor, transfer agent, dealer or other independent contractor of the Trust or for any other action or failure to act.
The Trust’s Leadership Structure
The business and affairs of the Portfolios are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the Commonwealth of Massachusetts and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy, selecting the Trust’s service providers and overseeing their actions, and appointing officers of the Trust. The officers of the Trust conduct and supervise each Portfolio’s daily business operations.
Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”
The Board is currently composed of eight Trustees, seven of whom are Independent Trustees. The Board has selected Julie A. Renderos, an interested Trustee, to act as Chair. Ms. Renderos’ duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. Erin M. Mendez, an Independent Trustee serves as Vice Chair. In the performance of their respective duties, Mses. Renderos and Mendez will each consult with the Independent Trustees and the Trust’s officers and legal counsel and legal counsel to the Independent Trustees, as appropriate. The Chair may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings (subject to applicable U.S. Securities and Exchange Commission (“SEC”) guidance on and exemptions from in-person meeting requirements) at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel and counsel to the Independent Trustees, to assist the Trustees in performing their oversight responsibilities. Pursuant to relief granted by the SEC and due to circumstances related to the current or potential effects of COVID-19, the Board held three of its quarterly meetings during the fiscal year ended August 31, 2021 and during the current fiscal year via videoconference.

The Board has established six standing committees – Audit, Valuation, Dividend, Amortized Cost, Nominating and Product Development Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Trustees have determined that the Trust’s leadership structure is appropriate and it allows the Trustees to effectively perform their oversight responsibilities.
Information pertaining to the Trustees is set forth below.

Independent Trustees (1)

Name, Age and Address(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
Lisa Ginter Age: 57	Trustee	Since August 2021	Chief Executive Officer (since 2015), CommunityAmerica Credit Union.	4	None
Stanley C. Hollen Age: 71	Trustee	Since 2007	Chief Executive Officer, Co-Op Financial Services (credit union-owned payments CUSO) (2005-2016); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printer, payments provider) (2002-2005); President and Chief Executive Officer, Golden 1 Credit Union (1984-2002).	4	None
J. Mark McWatters Age: 66	Trustee	Since July 2021	Self-Employed Attorney; Board member (2014-2020) and Chair (2017-2019) of the National Credit Union Administration	4	None
Erin M. Mendez Age: 62	Vice Chair and Trustee	Since 2020 and 2019	President and Chief Executive Officer, Patelco Credit Union (since 2013)	4	None
James F. Regan Age: 55	Trustee	Since 2012	President and Chief Executive Officer (2009-2022) and Vice President and Chief Financial Officer (1996-2008), Digital Federal Credit Union.	4	None
Wendell A. Sebastian Age: 77	Trustee	Since 1989	Executive Director, National Credit Union Foundation (2010-2013); President and Chief Executive Officer, GTE Federal Credit Union (1998-2009).	4	None
Michael D. Steinberger Age: 44	Trustee	Since 2015	Associate Professor of Economics (since 2011), Assistant Professor of Economics (2004-2011) Pomona College; Chief Academic Officer (since 2016), Dean (since 2011) and Associate Dean (2006-2011), Western CUNA Management School.	4	None
Interested Trustee(1)(5)
Julie A. Renderos Age: 46	Chair and Trustee	Since 2020 and 2015	Executive Vice President/Chief Financial Officer (since 2012), Senior Vice President/Finance (2007-2012), Suncoast Credit Union.	4	None

(1)    Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
(2)    Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.
(3)    The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates. The Ultra-Short Duration Portfolio and Short Duration Portfolio of the Trust are described in a separate SAI.
(4)    Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)    Ms. Renderos is considered to be an “interested” Trustee as that term is defined in the 1940 Act due to her status as an employee of a shareholder holding more than 25% of the voting securities of the Trust.

Trustee Experience, Qualifications, Attributes and/or Skills
The information above includes each Trustee’s principal occupations during the last five years. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of each Trustee led to the conclusion that each Trustee should serve as a Trustee for the Trust. Ms. Ginter is currently a credit union executive and has over twenty-five years of experience in the credit union industry. Mr. Hollen has demonstrated leadership and management abilities as evidenced in his senior executive positions in the credit union industry. Mr. McWatters is a former board member and chair of the National Credit Union Administration, and has over three decades of experience in law and policy. Ms. Mendez is currently a credit union executive and has over twenty-five years of experience in the banking industry and over seventeen years of experience in the credit union industry. Mr. Regan is currently a credit union executive and has over twenty years of experience in the credit union industry. Ms. Renderos has over twenty years of experience in the financial services industry. Mr. Sebastian, an attorney by training, spent decades as a senior executive in various aspects of the credit union industry. Dr. Steinberger has over fifteen years of academic experience in economics and university administration, including positions with a rigorous program designed specifically for credit union management professionals.

Ms. Renderos serves as Executive Vice President and Chief Financial Officer of Suncoast Credit Union. Suncoast Credit Union pays fees to ALM First, the Portfolios’ investment adviser, for advisory services. The total of these payments were $109,053 in 2019 and $125,396 in 2020, which were each immaterial to ALM First’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Ms. Renderos is not considered to have a material business or professional relationship with ALM First.

Ms. Mendez serves as President and Chief Executive of Patelco Credit Union. Patelco Credit Union pays fees to ALM First, the Portfolios’ investment adviser, for asset liability management services, which include advisory fees, hedging start-up and registration fees and mortgage pipeline hedging fees. The total of these payments were $132,000 in 2019 and $241,760 in 2020, which were immaterial to ALM First’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Ms. Mendez is not considered to have a material business or professional relationship with ALM First.

Officers of the Fund
Information pertaining to the officers of the Fund is set forth below.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Jay E. Johnson, 54 1001 Connecticut Ave., NW Suite 1001 Washington, D.C. 20036	President and Treasurer	Since 2013 and 2008	President, CFS (April 2019-Present) Executive Vice President, CFS (2001-March 2019).

Jonathan K. Jeffreys, 43 1001 Connecticut Ave., NW Suite 1001 Washington, D.C. 20036	Vice President and Assistant Treasurer	Since 2008 and 2013	Vice President, CFS (June 2001-Present).

Andrew E. Seaberg, 42 Faegre Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996	Secretary	Since 2020	Partner (2020-Present), Faegre Drinker Biddle & Reath LLP (law firm); Associate (2009-2020), Drinker Biddle & Reath LLP (law firm).

Salvatore Faia, JD, CPA, CFE, 59 Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317	Chief Compliance Officer	Since 2008	President, Vigilant Compliance, LLC (investment management services company) (2004-Present); President (since 2009) and Chief Compliance Officer (since 2004), The RBB Fund, Inc. (registered investment company); Independent Trustee of EIP Investment Trust (registered investment company) (2005-Present).

(1)    Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Beneficial Ownership of Portfolio Shares
Shares of each Portfolio of the Fund are offered solely to state and federally chartered credit unions. For information about shares of the Fund owned by credit unions of which certain Trustees are officers, see “Description of Shares” below.

Standing Board Committees
The Board of Trustees has established six standing committees – Audit, Valuation, Dividend, Amortized Cost, Nominating and Product Development. In July 2020, the Board suspended the operation of the Product Development Committee as a standing committee and began holding ad hoc meetings as necessary.
The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. In addition, the Audit Committee is responsible for monitoring the Board of Trustees’ governance practices and adherence to the Fund Governance Policy adopted by the Board of Trustees. Messrs. Hollen (Chair) and Steinberger and Ms. Mendez currently serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended August 31, 2021.
The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Portfolios in accordance with the Trust’s Valuation Procedures. Mr. Regan serves on the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended August 31, 2021.
The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the Committee, to declare dividends and capital gain distributions consistent with each Portfolio’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Mr. Hollen. The Dividend Committee did not meet during the fiscal year ended August 31, 2021.
The Amortized Cost Committee is authorized to act for the Board of Trustees in connection with certain matters relating to the amortized cost procedures adopted by the Board in connection with the pricing of shares of the Trust’s Government Money Market Portfolio (formerly known as the “Money Market Portfolio”), which suspended operations as of the close of business on May 30, 2014, for purchase, redemption and exchange transactions. Due to the suspension of the Government Money Market Portfolio, there are currently no members of the Amortized Cost Committee. The Amortized Cost Committee did not meet during the fiscal year ended August 31, 2021.
The Nominating Committee is responsible for identifying, selecting and nominating candidates for election or appointment as members of the Board and recommending any appropriate changes to the Board for consideration. The Nominating Committee shall identify candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations. Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Trust’s next filing on Form N-CSR. Messrs. Hollen, Regan and Sebastian and Ms. Renderos (ex officio) currently serve on Trust’s Nominating Committee. The Nominating Committee met once during the fiscal year ended August 31, 2021. Additionally, the Independent Trustees of the Trust convened in executive session as a group during the fiscal year ended August 31, 2021 to consider the composition of the Board, discuss the nomination process and consider candidates for appointment to the Board.
The Product Development Committee is tasked with oversight management’s process for research and development of new investment products to be offered by the Trust and for evaluation of the continuing appropriateness of the investment products currently offered by the Trust. Beginning in July 2020, the Product Development Committee meets on an ad hoc basis as the Board determines to be necessary. Messrs. Hollen, McWatters and Sebastian and Ms. Renderos (ex officio) serve on the Product Development Committee. The Product Development Committee met twice during the fiscal year ended August 31, 2021.
Risk Oversight
The Board of Trustees performs its risk oversight function for the Portfolios through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through ALM First, Callahan Credit Union Financial Services, LLLP (“CUFSLP”) and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Portfolios are subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Portfolios is the responsibility of ALM First, CUFSLP or other service providers (depending on the nature of the risk) that carry out the Portfolios’ investment management and business affairs. Each of ALM First, CUFSLP and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.
The Board provides risk oversight by receiving and reviewing on a regular basis reports from ALM First, CUFSLP or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Portfolios’ portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance findings and issues. The Board also relies on ALM First, CUFSLP and other service providers, with respect to the day-to-day activities of the Portfolios, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.
Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Portfolios’ independent registered public accounting firm to ensure that the Portfolios’ audit scope includes risk-based considerations as to the Portfolios’ financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

Board Compensation
The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2021. The Portfolios commenced operation after August 31, 2021 and did not provide compensation to the Trustees during the fiscal year ended August 31, 2021. Ms. Ginter and Mr. McWatters did not join the Board until July 2021 and August 2021, respectively, and were not compensated by the Trust during the fiscal year ended August 31, 2021.

Name of Trustee	Aggregate Compensation from the Trust	Compensation from Enhanced Income Intermediate Duration Credit Portfolio	Compensation from Enhanced Income Credit Plus Equity Portfolio	Pension or Retirement Benefits Accrued as Part of Trust’s Expense	Total Compensation from Trust and Fund Complex(1)
Independent Trustees
Lisa Ginter(2)	$0	$0	$0	$0	$0
Stanley C. Hollen	$41,500	$0	$0	$0	$41,500
J. Mark McWatters(2)	$0	$0	$0	$0	$0
Erin M. Mendez	$38,500	$0	$0	$0	$38,500
Gary Oakland(3)	$34,000	$0	$0	$0	$34,000
James F. Regan	$34,000	$0	$0	$0	$34,000
Michael D. Steinberger	$38,500	$0	$0	$0	$35,000
Wendell A. Sebastian	$34,000	$0	$0	$0	$34,000
Interested Trustee
Julie A. Renderos	$43,000	$0	$0	$0	$43,000

(1)    The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
(2)    Ms. Ginter and Mr. McWatters joined the Board following the last quarterly meeting of the Trust’s fiscal year ended August 31, 2021. Accordingly, they did not receive any compensation from the Trust during the fiscal year.
(3)    Mr. Oakland retired from the Board following its quarterly meeting on July 13, 2021.
Code of Ethics
The Trust, its Investment Adviser and its distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that may permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Portfolios.

ADVISORY AND OTHER SERVICES
Investment Adviser

As stated in the Prospectus, ALM First Financial Advisors, LLC, 3800 Maple Avenue, Suite 600, Dallas, Texas 75219, acts as the Portfolios’ investment adviser. ALM First is wholly owned by ALM First Group, LLC. Emily Hollis, CEO of ALM First Group LLC, is a control person of ALM First by reason of her ownership of greater than 25% of ALM First Group LLC. Platform ALM Holdings, LLC is a control person of ALM First by virtue of its ownership of greater than 25% of ALM First Group LLC. Platform ALM Holdings, LLC, a Delaware limited liability company, is managed by Platform Partners, a private holding company based in Houston, Texas. No individual or person owns more than 25% of Platform ALM Holdings, LLC. Vik Kalra, Senior Vice President of Platform Partners, Serves as a Director of ALM First Group, LLC. Mr. Kalra does not hold any position with the Trust.

As investment adviser, ALM First continually manages each Portfolio, including the purchase, retention and disposition of securities and other assets. The advisory agreement provides that ALM First may render similar services to others so long as its services under such agreement are not impaired thereby. The advisory agreement also provides that, subject to applicable provisions of the 1940 Act, ALM First will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the advisory agreement. The advisory agreement provides further that the Fund will indemnify ALM First against certain liabilities, including liabilities under federal and state securities laws, or, in lieu thereof, contribute to payment for resulting losses.

On July 13, 2021, the Board of Trustees approved an Investment Advisory Agreement (the “Advisory Agreement”) between ALM First and the Portfolios for an initial period of two years. The Advisory Agreement will continue from year to year thereafter provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding shares of such Portfolio (as defined under “Investment Restrictions”) or by a majority of the Trustees of the Fund; and (b) by a majority of the Trustees of the Fund who are not parties to the advisory agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time with respect to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding shares of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to ALM First or by ALM First on 60 days’ written notice to the Fund.

Expenses borne by the Portfolios include, subject to the limitations described in the Prospectuses, the fees payable to ALM First, CUFSLP and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”), the fees and expenses of the Fund’s transfer agent, custodian and Chief Compliance Officer, filing fees for the registration and qualification of Portfolio shares under federal and state securities laws, expenses of the organization of the Portfolios, the indemnification or contribution, any costs, expenses or loss arising out of any liability of or claim for damages or other relief asserted against the Fund for violation of any law, legal, auditing and tax services fees and expenses, expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and printing and distributing of the same to the Portfolios’ shareholders and regulatory authorities, and compensation and expenses of the Trustees.
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the following annual rates, as a percentage of each Portfolio’s average daily net assets:

Portfolio(s)	Contractual Rate
Enhanced Income Intermediate Credit	0.25% on the first $100 million; 0.20% on the next $150 million; and 0.15% on assets in excess of $250 million
Enhanced Income Credit Plus Equity	0.25% on the first $100 million; 0.20% on the next $150 million; and 0.15% on assets in excess of $250 million

Portfolio Managers of the Portfolios – Other Accounts Managed by the Portfolio Managers
Set forth below with respect to each portfolio manager of each of the Portfolios is information concerning (a) the number of other accounts for which the portfolio manager is primarily responsible for day-to-day management and the total assets in such accounts, within each of three categories, i.e. registered investment companies, other pooled investment vehicles and other accounts, and (b) the number of accounts in each of such categories and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number Of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Enhanced Income Intermediate Credit and Enhanced Income Credit Plus Equity
Robert Perry	2	$5.1 billion	0	$0	30**	$2.7 billion	0	0	0	0	0	0
Jason Haley	2	$5.1 billion	0	$0	30**	$2.7 billion	0	0	0	0	0	0

*    This information is as of June 30, 2021.
** Information represents discretionary accounts. Messrs. Perry and Haley also provide non-discretionary management to 140 accounts totaling $54.9 billion in assets.
Conflicts of Interest. Because the Portfolios are offered only to state and federally chartered credit unions, the Portfolio managers are not permitted to invest in the Portfolios. ALM First has adopted reasonably designed policies and procedures to mitigate conflict of interests. It would be possible that ALM First would recommend a particular security that had a limited par amount and would have to decide which client or fund would receive that particular limited offering security. A perceived conflict of interest exists for other accounts managed by ALM First which might have similar investment objectives as the TCU Portfolios, or purchase and/or sell securities that are permissible in the TCU Portfolios. Additionally, a conflict of interest could arise because ALM First knows the size, timing and possible market impact of the TCU Portfolios. It is possible that ALM First could use this information to the advantage of other accounts. As noted above, ALM First has adopted policies and procedures that it believes are reasonably designed to mitigate conflicts of interest. For more information about conflicts of interest that may arise in connection with the portfolio manager’s management of the Portfolios’ investments and the investments of other accounts, see “ALM First Potential Conflicts of Interest for Trust for Credit Unions and Other Investment Company Accounts” below.

Portfolio Managers – Compensation
ALM First’s portfolio managers have a fixed based salary. Bonuses are based upon the company profitability, revenue growth, and client service. No compensation is based upon performance of any of the accounts. The portfolio managers have access to a 401(k) plan in which they can contribute with an employer match of 100% up to 3% of salary and bonus and 50% for remaining percent up to 5%. Messrs. Perry and Haley also each own a minority interest in the Investment Adviser.
Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Portfolios They Manage
The portfolio managers are not permitted to invest in the Portfolios, which may be purchased only by state and federally chartered credit unions.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager*
Enhanced Income Intermediate Credit
Robert Perry	None
Jason Haley	None
Enhanced Income Credit Plus Equity
Robert Perry	None
Jason Haley	None
*    The Portfolios had not commenced operations as of the date of this SAI.
Distributor
Callahan Financial Services, Inc. (“CFS”), 1001 Connecticut Avenue, NW, Suite 1001, Washington, DC 20036-5504, a Delaware corporation, serves as the distributor of the Fund. CFS, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, is an affiliate of Callahan & Associates, Inc., a corporation organized under the laws of the District of Columbia, founded in 1985.
CFS has entered into a distribution agreement with the Fund to sell shares of the Portfolios upon the terms and at the current offering price described in the Prospectus. Shares of the Fund are offered and sold on a continuous basis by the distributor, acting as agent. CFS is not obligated to sell any certain number of shares of the Portfolios.
Transfer Agent
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agent servicing agreement dated as of June 7, 2018, (the “Transfer Agent Servicing Agreement”), under which U.S. Bancorp Fund Services, LLC (a) issues and redeems shares of the Fund; and (b) addresses and mails all communications.
Administration Services
As stated in the Prospectus, CUFSLP acts as administrator for the Fund. In carrying out its duties, CUFSLP has undertaken to: (a) review the preparation of reports and proxy statements to shareholders, the periodic updating of the Prospectus, this SAI and the Registration Statement and the preparation of all other reports filed with the SEC; (b) periodically review the services performed by the Investment Adviser, the custodian, the distributor and the transfer agent, and make such reports and recommendations to the Trustees of the Fund concerning the performance of such services as the Trustees reasonably request or as CUFSLP deems appropriate; (c) negotiate changes to the terms and provisions of the Fund’s advisory agreement, the custodian agreement and the Transfer Agency Agreement, to the extent requested by the Trustees of the Fund; and (d) provide the Fund with personnel to perform such executive, administrative and clerical services as may be reasonably requested by the Trustees of the Fund.
In addition, CUFSLP has undertaken to: (a) provide facilities, equipment and personnel to serve the needs of investors, including communications systems and personnel to handle shareholder inquiries; (b) develop and monitor investor programs for credit unions; (c) provide assistance in connection with the processing of share purchase and redemption orders as reasonably requested by the transfer agent or the Fund; (d) inform ALM First in connection with the portfolio management of the Fund as to anticipated purchases and redemptions by shareholders and new investors; (e) provide information and assistance in connection with the registration of the Fund’s shares in accordance with state securities requirements; (f) make available and distribute information concerning the Fund to shareholders as requested by the Fund; (g) handle shareholder problems and calls relating to administrative matters; (h) provide advice and assistance concerning the regulatory requirements applicable to credit unions that invest in the Fund; (i) provide assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Fund or the Fund’s independent accountants; (j) furnish stationery and office supplies; and (k) generally assist in the Fund’s operations.

As compensation for its services and its assumption of certain expenses, CUFSLP is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

Portfolio	Fee
Enhanced Income Intermediate Credit	0.05%
Enhanced Income Credit Plus Equity	0.05%
The Portfolios had not commenced operation as of the date of this SAI.
The administration agreement will remain in effect until July 13, 2022, and will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees; and (b) by the vote of a majority of the Trustees of the Fund who are not parties to the administration agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The administration agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by a vote of a majority of the Disinterested Trustees or by vote of the majority of the outstanding shares of the Portfolio (as defined under “Investment Restrictions”) on 60 days’ written notice to CUFSLP or by CUFSLP on 60 days’ written notice to the Fund. The administration agreement provides that it may be amended by the mutual consent of the Fund and CUFSLP, but the consent of the Fund must be approved by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such amendment. The administration agreement will terminate automatically if assigned (as defined in the 1940 Act).
The administration agreement provides that CUFSLP will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under the agreement. The agreement provides further that the Fund will indemnify CUFSLP against certain liabilities, including liabilities under the federal and state securities laws or, in lieu thereof, contribute to payment for resulting losses.
CUFSLP has contractually agreed to waive its entire administration fee for a period of at least one year from the effective date of this prospectus (until at least November 1, 2022). This waiver may only be terminated before this date by a vote of a majority of the Trustees of the Trust.
The credit unions listed below are currently the limited partners with equal interests in CUFSLP. As of June 30, 2021, these credit unions had total assets of approximately $211,283,888,869 from 20 different states.
John Fenton, President and Chief Executive Officer
Kevin Brauer, Chief Financial Officer
Affinity Federal Credit Union
Dave Larson, President and Chief Executive Officer
Brian Volkmann, Chief Financial Officer
Affinity Plus Federal Credit Union
Derrick Ragland, President and Chief Executive Officer
Blane Mink, Chief Financial Officer
APCO Employees Credit Union

Stephanie Teubner, President and Chief Executive Officer
Neal Weber, Chief Financial Officer
Blue Federal Credit Union
Benson Porter, President and Chief Executive Officer
Melba Bartels, Chief Financial Officer
Boeing Employees Credit Union
Chuck Purvis, President and Chief Executive Officer
Tami Langston, Chief Financial Officer
Coastal Federal Credit Union
Lisa Ginter, Chief Executive Officer
Tim Saracini, Chief Financial Officer
CommunityAmerica Credit Union
Stephen Hennigan, President and Chief Executive Officer
Eric Malagamba, Chief Financial Officer
Credit Human Federal Credit Union
James Regan, President and Chief Executive Officer
Laurie LaChapelle, Chief Financial Officer
Digital Federal Credit Union

Gregory Mitchell, President and Chief Executive Officer
Marito Domingo, Chief Financial Officer
First Technology Credit Union

Brian Best, Chief Executive Officer
Brad Baker, Chief Financial Officer
GTE Financial Federal Credit Union
Donna Bland, President and Chief Executive Officer
Dustin Luton, Chief Financial Officer
The Golden 1 Credit Union

Amy Sink, President and Chief Executive Officer
Jim Henning, Chief Financial Officer
Interra Credit Union
Mark Cochran, President and Chief Executive Officer
Joe Princi, Chief Financial Officer
Jeanne D’Arc Credit Union
Brad Canfield, President and Chief Executive Officer
Trent McIlhaney, Chief Financial Officer
KeyPoint Credit Union
David Snodgrass, President and Chief Executive Officer
Kara Stuewe, Chief Financial Officer
Lake Trust Credit Union
Tom Ryan, President and Chief Executive Officer
Ingo Huemer, Chief Financial Officer
Langley Federal Credit Union
Maurice Smith, Chief Executive Officer
Garland Avant, Chief Financial Officer
Local Government Federal Credit Union
Rui Domingos, President and Chief Executive Officer
Cindy Hudson, Chief Financial Officer
MIT Federal Credit Union
Douglas M. Allman, President and Chief Executive Officer
Rhonda Bazey, Chief Financial Officer
NASA Federal Credit Union

Rick Wieczorek, President and Chief Executive Officer
Timothy Duvall, Chief Financial Officer
NIH Federal Credit Union

Paul Parrish, President and Chief Executive Officer
Steve O’Donnell, Chief Financial Officer
One Nevada Federal Credit Union
Erin Mendez, President and Chief Executive Officer
Susan Gruber, Chief Financial Officer
Patelco Credit Union
Bill Cheney, President and Chief Executive Officer
Francisco Nebot, Chief Financial Officer
SchoolsFirst Federal Credit Union

David Araujo, President and Chief Executive Officer
Michael Dvorak, Chief Financial Officer
Service Federal Credit Union
Kathy Duvall, President and Chief Executive Officer
Aaron Sato, Senior Vice President Finance & Accounting
SF Fire Credit Union
Tim Antonition, President and Chief Executive Officer
Hilary Eisbrenner, Chief Financial Officer

Space Coast Credit Union
Kevin Johnson, President and Chief Executive Officer
Julie Renderos, Executive Vice President and Chief Financial Officer
Suncoast Credit Union

Waylon Peterson, Interim President & Chief Executive Officer
Todd Brown, Chief Financial Officer
Teachers Credit Union
Isaac Johnson, President & Chief Executive Officer
Rhonda Pavlicek, Executive Vice President, Chief Financial Officer
Texas Dow Employees Credit Union

Bob McKay, Chief Executive Officer
Ron Kampwerth, Chief Financial Officer
Together Credit Union
Rich Helber, President and Chief Executive Officer
Rick Shaw, Chief Financial Officer
Tropical Federal Credit Union
Jeff Kennedy, President and Chief Executive Officer
Kim Steepy, Chief Financial Officer
TwinStar Credit Union
Tony Budet, President and Chief Executive Officer, Chief Financial Officer
University Federal Credit Union

Kris VanBeek, President and Chief Executive Officer
Brett Wheeler, Chief Financial Officer
USAlliance Federal Credit Union
Tyrone Muse, President and Chief Executive Officer
Ken Burt, Chief Financial Officer
Visions Federal Credit Union
Doug Fecher, President and Chief Executive Officer
Daniel Smith, Chief Financial Officer
Wright-Patt Credit Union, Inc.

Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, provides certain administrative, fund accounting and regulatory administration services to the Fund pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each dated as of June 7, 2018 (together, “Servicing Agreements”). For its services under the Servicing Agreements, Global Fund Services is entitled to receive fees at an annual rate that is a percentage of the Portfolios’ aggregate average net assets, subject to a minimum annual fee based on the number of Portfolios.
Custodian
U.S. Bank, National Association ( “U.S. Bank”) 1555 N. RiverCenter Dr., Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund Custodian (“Custodian”) pursuant to a Custody Agreement (“Custodian Agreement”) dated as of June 7, 2018, under which the Custodian (a) maintains separate accounts in the name of each Portfolio; (b) holds and transfers portfolio securities on account of the Portfolios; (c) accepts receipts and makes disbursements of money on behalf of the Portfolios; (d) collects and receives all income and other payments and distributions on account of the Portfolios’ securities; and (e) makes periodic reports to the Fund’s Board of Trustees concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. As compensation for its services under the Custodian Agreement, U.S. Bank is entitled to an Annual Fee based upon the Market Value per Fund on the average daily market value of all long securities and cash held in the Portfolios, plus a minimum annual fee per Portfolio. The Fund will also pay the custodian certain transaction fees and reimburse the Custodian for certain out-of-pocket expenses.
Independent Registered Public Accounting Firm
Tait, Weller and Baker, LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 serves as the Portfolios’ independent registered public accounting firm. In addition to audit services, Tait, Weller & Baker LLP reviews the Portfolios’ federal and state tax returns, and provides assistance on accounting, internal control and related matters.

PORTFOLIO TRANSACTIONS
In connection with portfolio transactions for the Fund, which are generally done at a net price without a broker’s commission (i.e., a dealer is dealing with the Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security), the Fund’s advisory agreement provides that ALM First shall attempt to obtain the best net price and the most favorable execution. On occasions when ALM First deems the purchase or sale of a security to be in the best interests of a Portfolio as well as its other customers (including any other Portfolio or other investment company or advisory account for which ALM First acts as investment adviser), the advisory agreement provides that ALM First, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by ALM First in the manner it considers to be most equitable and consistent with its fiduciary obligations to such Portfolio and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for such Portfolio. To the extent that the execution and price offered by more than one dealer are believed to be comparable, the advisory agreement permits ALM First, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Fund with brokerage or research services.
The Portfolios are prohibited, in accordance with Rule 12b-1 under the 1940 Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Fund’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Fund’s portfolio transactions effected through another broker or dealer. However, the Portfolios may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Fund if the Fund’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Fund shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Fund to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Fund subject to the prohibitions that: (a) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Fund or any other registered investment company, and (b) the Fund, ALM First, and CFS, as the Fund’s distributor, may not enter into any agreement or understanding under which the Fund or ALM First directs, or is expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Fund or any other registered investment company. It is anticipated that the Fund will not direct its portfolio securities transactions to a broker or dealer that promotes or sells shares issued by the Fund, except for portfolio securities transactions with ALM First (or its affiliates) pursuant to an exemptive order (or orders) issued by the SEC.

ALM FIRST POTENTIAL CONFLICTS OF INTEREST FOR
TRUST FOR CREDIT UNIONS AND OTHER
INVESTMENT COMPANY ACCOUNTS
POTENTIAL CONFLICTS OF INTEREST
The Portfolio managers are not permitted to invest in the Portfolios. ALM First has adopted reasonably designed policies and procedures to mitigate conflict of interests. It would be possible that ALM First would recommend for investment by the Portfolios and other accounts that it manages a particular security that had a limited par amount and would have to decide which client or fund would receive that particular limited offering security. A perceived conflict of interest exists for other accounts managed by ALM First which might have similar investment objectives as the TCU Portfolios, or purchase and/or sell securities that are permissible in the TCU Portfolios. Additionally, a conflict of interest could arise because ALM First knows the size, timing and possible market impact of the TCU Portfolios. It is possible that ALM First could use this information to the advantage of other accounts. As noted above, ALM First has adopted policies and procedures that it believes are reasonably designed to mitigate conflicts of interest.

TAXATION
The following is a summary of the principal U.S. federal income, and certain state and local, tax consequences applicable to the Fund and its Portfolios. This summary does not address special tax rules applicable to state and federally chartered credit unions. Each prospective shareholder is urged to consult its own tax adviser with respect to the specific federal, state and local tax consequences of investing in each Portfolio. The summary is based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and such changes may be retroactive.
General
Each Portfolio is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Portfolio generally is exempt from U.S. federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Portfolio must meet three important tests each year.
First, each Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.
Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Portfolio’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.
Third, each Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.
Each Portfolio intends to comply with these requirements. If a Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year a Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.
The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.
State and Local
Although each Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.

OTHER INFORMATION REGARDING NET ASSET VALUE
As used in the Prospectus and this SAI, for purposes of processing purchase, redemption and exchange orders, the term “business day” refers to those days the New York Stock Exchange is open, which are Monday through Friday except for holidays. For the year 2021, such holidays are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. On those days when one of such organizations closes early, the Fund reserves the right to advance the time on that day by which purchase and redemption requests must be received to become effective, provided that the current NAV of each share shall be computed at least once on such days.
The proceeds received by each Portfolio from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio or class of shares of the Portfolio and constitute the underlying assets of that Portfolio or class of shares. The underlying assets of each Portfolio or class of shares will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio or class of shares and with a share of the general liabilities of the Fund. Expenses of the Fund with respect to the Portfolios or classes of shares are generally allocated in proportion to the NAVs of the respective Portfolios or classes of shares except where allocations of direct expenses can otherwise be fairly made.

DESCRIPTION OF SHARES
The Declaration of Trust provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration of Trust and to have become a party thereto. As mentioned in the Introduction, the Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, to designate such shares as interests in one or more separate series representing interests in different investment portfolios, and to designate one or more classes of shares of such series. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in one separate class of shares of the Portfolios included in this Statement of Additional Information: Investor Shares.

The Trustees have the right to establish investment portfolios and classes of shares in addition to those heretofore established. Under the terms of the Declaration of Trust, each share of each series has a par value of $0.001, represents an equal proportionate interest in a particular investment portfolio with each other share of that investment portfolio (subject to the rights and preferences with respect to separate classes of shares of that investment portfolio) and is entitled to such dividends out of the income belonging to such investment portfolio as are declared by the Trustees. Upon liquidation of an investment portfolio, shareholders thereof are entitled to share pro rata in the net assets belonging to that investment portfolio available for distribution. Shares are freely transferable and do not entitle the holder to preference, preemptive appraisal, dissenters’, conversion or exchange rights, except as the Trustees may determine with respect to any investment portfolio or class of shares. Investor Shares, when issued as described in the respective Prospectus, are fully paid and non-assessable, except as expressly set forth below. In the interest of economy, certificates representing Fund shares are not issued.
As a general matter, the Fund does not hold annual or other meetings of shareholders. This is because the Declaration of Trust provides for shareholder voting only for the election of Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee holds office until the Trust terminates, except in the case of his or her death, retirement, resignation, general removal, bankruptcy or removal for incompetency or other incapacity to perform the duties of the office of a Trustee.
Any Trustee may be removed by the shareholders with or without cause at any time by vote of those shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee, or for any other matter, when requested in writing to do so by the holders of record of not less than 10% of the outstanding shares required to vote at such meeting.
In addition to Trustee election or removal as described herein, the Declaration of Trust provides for shareholder voting only: (a) with respect to any matter as to which shareholder approval is required by the 1940 Act; (b) with respect to any termination or reorganization of the Fund or any Portfolio or class or shares to the extent and as provided in the Declaration of Trust; (c) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the name of any investment portfolio or class of shares; adding to the Trustees’ duties and powers or the Trustees surrendering any rights or powers given to them herein; curing any ambiguity, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or making any other provisions with respect to matters or questions arising thereunder which will not be inconsistent with the provisions thereof eliminating or modifying any provision thereof which (i) incorporates, memorializes or sets forth an existing requirement imposed by or under any U.S. federal or state statute or any rule, regulation or interpretation thereof or thereunder; or (ii) any rule, regulation, interpretation or guideline of any federal or state agency, now or hereafter in effect, including without limitation requirements set forth in the 1940 Act, to the extent any change in applicable law liberalizes, eliminates or modifies any requirements; and making any other change that does not impair the exemption from personal liability of the Fund’s shareholders, Trustees, officers, employees and agents or any voting rights or other rights of shareholders prescribed by U.S. and federal laws; and to the extent deemed necessary by the Trustees to conform the Declaration of Trust to the requirements of applicable U.S. federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, or if requested or required to do so, by any U.S. federal agency or by a state Blue Sky commissioner or similar official; (d) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or any Portfolio or the shareholders of either; and (e) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable.
Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trustees or any officer. The Declaration of Trust provides for indemnification out of Fund property of any shareholder charged or held personally liable for the obligations or liabilities of the Fund solely by reason of being or having been a shareholder of the Fund and not because of such shareholder’s acts or omissions or for some other reason. The Declaration of Trust also provides that the Fund shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (a) each share of a Portfolio or class of shares is entitled to one vote, with fractional shares being entitled to proportionate fractional votes, or (b) each dollar of net asset value (number of shares owned times net asset value per share of such Portfolio or class of shares) shall be entitled to one vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shares do not have cumulative voting rights. The Declaration of Trust provides that on any matter submitted to a vote of the shareholders, all shares entitled to vote, irrespective of investment portfolio or class of shares, shall be voted in the aggregate and not by investment portfolio or class except that: (a) as to any matter with respect to which a separate vote of any investment portfolio is required by the 1940 Act or is required by attributes applicable to any investment portfolio or class of shares or is required by any Rule 12b-1 plan, such requirements as to a separate vote by the investment portfolio or share class shall apply in lieu of the aggregate voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more investment portfolios or classes of shares, then subject to (c) below, the shares of all other investment portfolios shall vote as a single investment portfolio; and (c) as to any matter which does not affect the interest of a particular investment portfolio, only shareholders of the affected investment portfolio shall be entitled to vote thereon.
Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are identical or the matter does not affect any interest of the investment portfolio. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.
Control persons are presumed to control a Portfolio for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Portfolio’s outstanding voting securities. As of the date of this SAI, the Portfolios did not have any shares outstanding.

INCOME
The Portfolios each intend to declare a daily dividend (payable monthly) determined with the objective of distributing the majority of their net investment income (determined on a tax basis) while enhancing the stability of principal. Over the course of the fiscal year, dividends accrued and paid will constitute substantially all of the Portfolios’ net investment income. The amount of the dividend will reflect changes in interest rates (i.e., as interest rates increase, dividends will generally increase and as interest rates decline, dividends will generally be reduced). Because the Portfolios invest in mortgage-related securities that are subject to prepayments, the Fund cannot predict precisely the amount of principal and interest that a Portfolio will receive. Therefore, at times, a Portfolio may distribute amounts above current income levels, which will constitute a return of capital.
Net investment income of each Portfolio or class of shares consists of: (i) interest accrued, discount accreted on certain Portfolio securities and any general income of the Fund allocated to such Portfolio or class of shares less (ii) the sum of premiums amortized on certain Portfolio securities and the estimated expenses of such Portfolio or class of shares. Original issue discounts (“OID”) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security.
Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Portfolios have elected to amortize market premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such amortization reduces taxable ordinary income available for distribution.
The net investment income of the Portfolios or classes of shares is determined by Fund Services on a daily basis. On days on which NAV is calculated, this determination is made immediately prior to the calculation of the Portfolios’ or classes of shares’ NAV.

 Payment of dividends with respect to net investment income will be paid on the last calendar day of each month in additional shares of the applicable Portfolio or class of shares at the NAV per share on such day, unless cash distributions are elected, in which case payment will be made by Federal Reserve wire on the first business day of the succeeding month.
Pursuant to the provisions of the Code, each Portfolio intends to distribute substantially all of its net investment company taxable income each year. The amount of these income distributions to shareholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of a Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

OTHER INVESTMENT PRACTICES, SECURITIES AND RISKS
Each of the Portfolios has a distinct investment objective and policies. The Portfolios are diversified, open-end management investment company (as defined in 1940 Act). Additional information about the Portfolios, their policies, and the investment instruments they may hold, is provided below.
Adjustable and Fixed Rate Mortgage Loans
The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Portfolios may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.
Adjustable Rate Mortgage Loans (“ARMs”). The Portfolios may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Portfolio to participate in increases in interest rates through periodic increases in the securities’ coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields for the Portfolio.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.
ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of mortgage-related securities that are structured as pass-through mortgage securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Portfolio’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
Fixed Rate Mortgage Loans. The Portfolios may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans included in mortgage pools (the “Fixed Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the ARMs and Fixed Rate Mortgage Loans expected to underlie the mortgage-related securities in which the Portfolios may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting ARMs and Fixed Rate Mortgage Loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Portfolios’ investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or sponsored enterprises (“U.S. Government Securities”) by delaying the Portfolios’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.    Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the mortgage loan. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.
2.    Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.    Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgage property, alter the mortgage loan repayment schedule and grant priority to certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.    “Due-on-Sale” Provisions. Fixed rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.    Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.    Governmental Action. Periods where foreclosures of properties in a particular geographic area may result in legislative, regulatory and/or enforcement actions in states or localities to prevent, restrict or otherwise limit foreclosures, and may impact issuers or underwriters of residential mortgage-related securities collateralized by such mortgage loans and investors therein. Such actions may delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-related securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize mortgage-related securities held by the Portfolios, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize mortgage-related securities held by the Portfolios, and consequently, could adversely impact the yields and distributions a Portfolio may receive in respect of its ownership of mortgage-related securities collateralized by residential mortgage loans.
Mortgage-Related Securities
Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
The investment characteristics of adjustable and fixed rate mortgage-related securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal of mortgage-related securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.
Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Portfolio are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-related securities that were prepaid. Due to these factors, mortgage-related securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Portfolios’ investments are interest-rate sensitive, each Portfolio’s performance will depend in part upon the ability of a Portfolio to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-related securities and other multiple class pass-through securities, which are discussed below.
The rate of interest paid on mortgage-related securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“GNMA”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.
The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules.
A description of the types of mortgage-related securities in which the Portfolios may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Portfolios.
1. Government Mortgage-Related Securities
As stated in the Prospectus, certain mortgage-related securities acquired by the Portfolios will be issued or guaranteed by the U.S. government or one of its agencies, instrumentalities or sponsored enterprises, such as GNMA, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (collectively, “Government Mortgage-Related Securities”). Each Portfolio may invest in Government Mortgage-Related Securities. GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, because of the ability of FNMA and FHLMC to borrow from the U.S. Treasury Department (the “Treasury”), historically they have generally been viewed by the market as high quality securities with low credit risks. There are several types of guaranteed mortgage-related securities currently available, including guaranteed mortgage pass-through certificates and multiple-class securities, which include guaranteed REMIC and CMO pass-through certificates. The Portfolios will be permitted to invest in other types of Government Mortgage-Related Securities that may be available in the future to the extent such investment is consistent with their respective investment policies and objectives. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in Government Mortgage-Related Securities.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating Federal sponsorship of FNMA and FHLMC. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Government Mortgage-Related Securities and the Portfolios’ liquidity and value. In addition, many U.S. Government Securities purchased by the Portfolios, including those issued by FNMA and FHLMC, are not backed by the full faith and credit of the United States. The maximum potential liability of FNMA and FHLMC may greatly exceed their current resources, including their legal right to support from the Treasury.
GNMA Certificates. GNMA is a wholly owned corporate instrumentality of the United States. GNMA is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, GNMA is authorized to borrow from the Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on GNMA certificates.
FNMA Certificates. FNMA is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, FNMA Certificates are issued and guaranteed by FNMA and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by FNMA. A Pool consists of residential mortgage loans either previously owned by FNMA or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in FNMA Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by FNMA.
FNMA has certain contractual responsibilities. With respect to each Pool, FNMA is obligated to distribute scheduled installments of principal and interest after FNMA’s servicing and guaranty fee, whether or not received, to certificate holders. FNMA is also obligated to distribute to holders of certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of FNMA under its guaranty of the FNMA certificates are obligations solely of FNMA. See “Recent Events Relating to FHLMC and FNMA.”
FHLMC Certificates. FHLMC is a publicly held U.S. government sponsored enterprise. A principal activity of FHLMC currently is the purchase of first lien, conventional, residential and multi-family mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily FHLMC certificates. A FHLMC certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “FHLMC certificate group”) purchased by FHLMC.

FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such certificate (whether or not received on the underlying loans). FHLMC also guarantees to each registered certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of FHLMC under its guaranty of FHLMC certificates are obligations solely of FHLMC. See “Recent Events Relating to FHLMC and FNMA.”
The mortgage loans underlying the FHLMC certificates will consist of adjustable rate or fixed rate mortgage loans with original terms of maturity of up to forty years. These mortgage loans are usually secured by first liens on one to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating FHLMC. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.
2. Multiple Class Pass-Through Securities and Collateralized Mortgage Obligations
The Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be Government Mortgage-Related Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests, including those described below.
Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until all other certificates having an earlier final scheduled distribution date have been retired and such Z-Bonds are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of a CMO (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the CMOs. If prepayment rates stay within a specified range, the scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
FNMA CMOs are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute the principal balance of each class of CMO in full, whether or not sufficient funds are otherwise available.
For FHLMC CMOs, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. FHLMC also guarantees timely payment of principal on certain PCs, referred to as “Gold PCs.”
 Some CMOs may have interest rates that reset periodically. Some of these interest rates may be leveraged in that new rates are based on a multiple of a specified index or change inversely to changes in a specified index. Some CMOs may be subject to an interest rate cap or floor, which limit the maximum or minimum rates paid on the CMO.
The Portfolios may not invest in stripped mortgage-backed securities (“SMBS”) or securities that represent interests in SMBS except as follows. The Portfolios may invest in and hold exchangeable collateralized mortgage obligations (exchangeable CMOs) representing beneficial ownership interests in one or more interest-only classes of a CMO (“IO CMOs”) or principal-only classes of a CMO (“PO CMOs”) if:
(i)    At the time of purchase, the ratio of the market price to the remaining principal balance is between 0.8 and 1.2, meaning that the discount or premium of the market price to par must be less than 20 points; and

(ii)    The offering circular or other official information available at the time of purchase indicates that the notional principal on each underlying IO CMO should decline at the same rate as the principal on one or more of the underlying non-IO CMOs, and that the principal on each underlying PO CMO should decline at the same rate as the principal, or notional principal, on one or more of the underlying non-PO CMOs.
The Portfolios may exercise the exchange option of an exchangeable CMO only if all of the underlying CMOs are permissible investments for the Portfolio. In addition, the Portfolios may accept an exchangeable CMO representing beneficial ownership interests in one or more IO CMOs or PO CMOs as an asset associated with an investment repurchase transaction or as collateral in a securities lending transaction. When the exchangeable CMO is associated with one of these two types of transactions, it need not conform to the conditions stated above.
Investment Companies and Exchange Traded Funds (“ETFs”)
To the extent consistent with their investment objectives and strategies, the Portfolios may invest in the securities of investment companies. Pursuant to SEC exemptions applicable to the Portfolios, the Portfolios may invest in excess of the limits described in Section 12(d)(1) of the 1940 Act, which limit a fund to: (a) 3% of the total voting stock of any one investment company; (b) 5% of the total assets of the Portfolio invested in the securities of any one investment company; or (c) 10% of the total assets of the Portfolio invested in the aggregate (such limits do not apply to money market funds). Exceptions in the 1940 Act and the rules thereunder or exemptive orders granted by the SEC, may allow a Portfolio to invest in another investment company in excess of these limits. With respect to a Portfolio’s investments in ETFs, the Portfolio may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the Portfolios, or by the ETFs, and on which the Portfolios may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders may require a Portfolio’s adviser to vote the Portfolio’s ETF shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.
New Rule 12d1-4 under the 1940 Act allows the Portfolios to acquire securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. The aforementioned exemptive orders will be rescinded effective January 19, 2022, and by such date, the Portfolios will have to comply with the requirements of Rule 12d1-4 in order to rely on its exemptions from the requirements of Section 12. While Rule 12d1-4 will permit more types of fund of funds arrangements without an exemptive order, it imposes certain conditions on the Portfolios and the Portfolios’ investment adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Portfolios’ investment adviser and limits on most three-tier fund structures. To the extent an Underlying Fund invests in investment companies in reliance on Rule 12d1-4, a Portfolio may be required to limit its investment in such Underlying Fund.
In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, a Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Trust or the Investment Adviser.
Investments in investment companies may include shares of ETFs, generally those that are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weightings as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market prices may be at a premium or discount to the ETF’s per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF’s shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt stock trading generally.
The Values of ETFs’ shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF’s shares may be at a premium or a discount to the ETF’s per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.
Futures Contracts and Related Options
To the extent consistent with their investment objectives and strategies, each Portfolio may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to increase total return or for liquidity management purposes, to invest cash balances or dividends or to minimize trading costs.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a commodity pool operator (“CPO”) under the Commodity Exchange Act. First, the aggregate initial margins and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser was required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

When used as a hedge, a Portfolio may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Portfolio may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be hold. Conversely, a Portfolio may purchase a futures contract as a hedge in anticipation of a purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Certain derivatives traded in over-the-counter (“OTC”) markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and may not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

Interest Rate Swaps, Total Rate of Return Swaps, and Interest Rate Floors, Caps and Collars

To the extent consistent with their investment objectives and strategies, the Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. Interest rate swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. To the extent that the amount payable by a Portfolio under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Portfolio and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.

The use of interest rate and total rate of return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used.

In addition, these transactions can involve greater risks than if a Portfolio had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid.

Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the interbank market. The Investment Adviser under the supervision of the Board is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from a Portfolio with respect to such derivatives.

Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

Options

To the extent consistent with its investment objective and strategies, each Portfolio may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Portfolios will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Portfolio owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Portfolio holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Portfolio would be covered, which means that such Portfolio will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Portfolio holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Portfolio segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Portfolio holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, the Portfolio’s liability for such a covered option generally is limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Portfolio’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if a Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Qualified Financial Contracts

Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systematically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Portfolio or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Portfolio may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These reimbursements may impact a Portfolio’s credit and counterparty risks.

U. S. Government Securities
The Portfolios may invest in U.S. government securities, which are securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. government may be unable to pay debts when due.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).
U.S. Government Securities are deemed to include (to the extent consistent with the 1940 Act): (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises; and (ii) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Custodial Receipts
The Portfolios may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”). For certain securities law purposes, custodial receipts are not considered U.S. Government Securities.
Lending of Portfolio Securities
The Portfolios may seek to increase their income by lending portfolio securities to institutions, such as banks and broker-dealers. These loans will be continuously and fully collateralized (with a perfected first priority) by cash, cash equivalents or U.S. Government Securities in an amount at least equal to the market value of the securities loaned. Each Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days’ notice. A Portfolio may lend its securities only pursuant to a written loan and security agreement with the borrower and must receive written confirmation of any loan. Any investments purchased with the cash (as well as other cash received in connection with the loan) must be permissible for federally-chartered credit unions and must mature no later than the maturity of the transaction. For the duration of a loan, each Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. Each Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but each Portfolio will have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by ALM First to be of good standing, and when, in its judgment, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If ALM First determines to make securities loans, it is expected that during the current fiscal year such loans will not exceed 5% of a Portfolio’s net assets.

Municipal Instruments

To the extent consistent with their investment objectives and strategies, the Portfolios may invest in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

Certain of the municipal instruments held by a Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Portfolio’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Portfolios may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Portfolio that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.
Inverse Floating Rate Securities
The Portfolios may, to the extent permitted by the National Credit Union Administration (“NCUA”), invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.
Repurchase Agreements and Reverse Repurchase Agreements
Each Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio’s acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements that terminate within seven days’ notice by a Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio’s money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, ALM First will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price.
For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.
If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that a Portfolio does not have a perfected security interest in the securities, the Portfolio may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that ALM First believes follow customary securities industry practice with respect to repurchase agreements; however, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Portfolio may not recover the full amount it paid for the securities.

A Portfolio that enters into a repurchase agreement bears the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolio would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. Whenever a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities until the repurchase date that are equal in value to the repurchase price (including accrued interest). The Portfolios will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements may be considered to be borrowings by the Portfolios under the 1940 Act.

Certain Additional Information with Respect to FHLMC and FNMA

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about the ability of FHLMC and FNMA to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of FHLMC and FNMA, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate FHLMC and FNMA with all the powers of the shareholders, the directors, and the officers of FHLMC and FNMA and conduct all business of FHLMC and FNMA; (2) collect all obligations and money due to FHLMC and FNMA; (3) perform all functions of FHLMC and FNMA which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of FHLMC and FNMA; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the Treasury entered into certain preferred stock purchase agreements with each of FHLMC and FNMA which established the Treasury as the holder of a new class of senior preferred stock in each of FHLMC and FNMA, which stock was issued in connection with financial contributions from the Treasury to FHLMC and FNMA. The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of this senior preferred stock placed significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of FHLMC’s and FNMA’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered FNMA and FHLMC’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in FNMA fell below the NYSE minimum average closing price of $1 for more than 30 days.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Portfolio.
Zero Coupon Securities
The Portfolios may purchase zero coupon securities as described in the Prospectus that are issued at a discount to their face value. The zero coupon securities will not have maturity dates of more than ten years from the settlement date. The discount approximates the total amount of interest the securities will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that provide for regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.
When-Issued Transactions
Each Portfolio may purchase or sell securities in when-issued transactions. In when-issued transactions, the payment obligation and the interest rate are fixed on the trade date, although no interest accrues to the purchaser prior to the settlement date. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Portfolio remains substantially fully invested at the same time that it has entered into such transactions, which it would normally expect to do, there will be greater fluctuations in the market value of its net assets than if such Portfolio set aside cash to satisfy its purchase commitment. However, the Portfolio will segregate liquid assets at least equal in value to commitments for when-issued securities. When a Portfolio engages in a commitment to purchase or sell securities, the Portfolio relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous.

Mortgage Dollar Rolls
The Portfolios may enter into mortgage dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities on a specified future date. Delivery for all purchases and sales of securities will be by regular-way settlement. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for a Portfolio. Such Portfolio will segregate until the settlement date cash, U.S. Government Securities or other liquid assets in an amount equal to the forward purchase price.
Mortgage dollar rolls involve the following risks: (a) if the broker-dealer to whom a Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the mortgage-related securities may be restricted; and (b) the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Portfolio compared with what such performance would have been without the use of mortgage dollar rolls.
Portfolio Turnover
Each Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Portfolio will vary from year to year.
A Portfolio may sell an instrument soon after its acquisition if ALM First believes that such disposition is consistent with attaining the investment objectives of the Portfolio. Instruments held by a Portfolio may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such instruments.
Portfolio turnover rate is computed by dividing the lesser of the amount of securities purchased or securities sold (excluding all securities whose maturities at acquisition are one year or less) by the average monthly value of such securities owned during the year, and includes purchase and sale transactions entered into in connection with mortgage dollar rolls. A 100% turnover rate would occur, for example, if all of the securities held in such Portfolio were sold and replaced within one year. The rate at which Portfolio transactions occur will depend upon ALM First’s perception of how market conditions will affect such Portfolio.
ALM First will not consider portfolio turnover a limiting factor in making investment decisions for a Portfolio consistent with such Portfolio’s investment objective and such Portfolio’s investment management policies. A higher degree of portfolio turnover results in increased transaction costs to such Portfolio in the form of dealer spreads.
Federal Funds
The Portfolios may make unsecured loans of federal funds to U.S. and foreign banks with total assets exceeding $1 billion to the extent permitted by the Federal Credit Union Act and the rules and regulations thereunder. The Portfolios’ federal funds loans must also meet the following requirements: (a) the accounts of the borrowing bank must be insured by the Federal Deposit Insurance Corporation; (b) the interest received from the loan must be at the market rate for federal funds transactions; and (c) the transaction must either have a maturity of one or more business days or the Portfolio must be able to require repayment at any time.
Loans of federal funds rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Federal funds are funds held by a regional Federal Reserve Bank for the account of a Fed Member Bank. A loan of federal funds is an unsecured loan at a negotiated interest rate for a negotiated time period, generally overnight, of federal funds by one Fed Member Bank to another. Since, pursuant to an exemption, the borrowing Fed Member Bank is not required to maintain reserves on the borrowed federal funds, the interest rate it pays on such loans is generally higher than the rate it pays on other deposits of comparable size and maturity that are subject to reserve requirements. In addition, a “depository institution” or other exempt institution such as the Fund may under Regulation D of the Board of Governors of the Federal Reserve System in effect make loans of federal funds by instructing a correspondent or other willing Fed Member Bank at which it maintains an account to loan federal funds on its behalf.

Special Note Regarding Market Events

An outbreak of respiratory disease (“COVID-19”) caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally and has continued throughout 2020 and 2021. Although vaccines have been developed and deployed, the COVID-19 pandemic and subsequent variants have resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. Some interest rates are very low and in some cases yields are negative. The impact of COVID-19 may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other preexisting political, social and economic risks. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including fund service providers) and the market in general in significant and unforeseen ways. Any such impact could adversely affect the Funds’ performance.
Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolios’ investments. It is uncertain how long these conditions will continue.
The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolios’, the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolios’ ability to achieve their investment objectives.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ holdings.
Cybersecurity Risk
The Portfolios and their service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Portfolios or their Investment Adviser, Administrator, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Portfolio to regulatory fines or financial losses and/or cause reputational damage. The Portfolios may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Portfolios may invest, which could result in material adverse consequences for such issuers and may cause the Portfolios’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS
Except as stated in this section or elsewhere in the Prospectus or this SAI, all investment policies of the Portfolios, including their investment objectives, are non-fundamental and may be changed without shareholder approval.
The Trust has adopted the following enumerated fundamental investment restrictions, none of which may be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding shares of the Portfolio as described below. The Portfolios may not:
(1) Invest any one Portfolio in the instruments of issuers conducting their principal business activity in the same industry if immediately after such investment the value of such Portfolio’s investments in such industry would exceed 25% of the value of its total assets; provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements by such Portfolio of securities collateralized by such obligations.

(2) Invest any one Portfolio in the instruments of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such investment, more than 5% of the value of such Portfolio’s total assets would be invested in the instruments of such issuer, except that (a)  up to 25% of the value of the total assets of the each Portfolio may be invested without regard to such 5% limit; and (c) such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.
(3) Make loans, except through (a) the purchase of debt obligations in accordance with each Portfolio’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions in accordance with the investment objectives of each Portfolio; (c) the lending of federal funds to qualified financial institutions in accordance with the investment objectives of each Portfolio; and (d) the lending of securities in accordance with the investment objectives of the Portfolios.
(4) Borrow money, except as a temporary measure, and then only in amounts not exceeding one-third of the value of the Portfolio’s net assets.
(5) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings.
(6) Purchase or sell real estate, but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
(7) Purchase or sell commodities or commodity contracts.
(8) Invest in companies for the purpose of exercising control.
(9) Act as an underwriter of securities.
(10) Issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) borrowing of money to the extent permitted herein; or (b) purchasing securities on a when-issued or forward commitment basis.
(11) Purchase any security on margin (except for forward commitment or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).
(12) Make short sales of securities or maintain a short position.
(13) Notwithstanding any of a Portfolio’s other fundamental investment policies (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Portfolio may: (a) purchase securities of other investment companies to the full extent permitted in section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restriction as the Portfolio

Borrowings by the Fund (if any) are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Portfolios by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If, due to market fluctuations or other reasons, the total assets of a Portfolio fall below 300% of its borrowings, the Fund will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.
The prohibition against short sales and short positions does not include transactions sometimes referred to as “short sales against the box” where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.
As used in the Prospectus and this SAI with respect to a change in investment objective or fundamental investment restrictions, the approval of an investment advisory agreement or the approval of a distribution agreement, the term “majority of the outstanding shares” of either the Fund or a particular Portfolio of the Fund means the vote of the lesser of (a) 67% or more of the shares of the Fund or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund or such Portfolio.

CALCULATION OF PERFORMANCE QUOTATIONS
From time to time, quotations of the yields and the total returns of the Portfolios may be quoted in advertisements or communications to shareholders. These advertisements and communications may be part of marketing activities conducted by either or both of the Fund’s distributors on behalf of the Portfolios. The performance figures are based on historical earnings and are not intended to indicate future performance. These performance figures are calculated in the following manner.
Yield – The yields of the Portfolios are calculated by dividing the net investment income per share (as described below) earned by a Portfolio during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Portfolio’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:
Yield = 2[([(a-b)/cd]+1)6-1]
Where:
a=     dividends and interest earned during the period.
b=     expenses accrued for the period (net of fee waivers).
c=     the average daily number of shares outstanding during the period that were entitled to receive dividends.
d=     the maximum offering price per share on the last day of the period.
Except as noted below, interest earned on debt obligations held by a Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.
With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.
The net investment income used for purposes of determining yield may differ from net income used for accounting purposes.

Total Return – The total return of a Portfolio is calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. The Fund may also advertise from time to time the total return of a Portfolio on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.
Each Portfolio computes average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:
P(1+T)n =ERV
Where:

T =	average annual total return.

ERV =	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

p =	hypothetical initial payment of $1,000.

n =	period covered by the computation, expressed in terms of years.

Each Portfolio computes aggregate total return by determining the cumulative rate of return during a specified period that likewise equates the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:
T=(ERV/P)-1
Under the methods prescribed by the SEC, standardized calculations of average annual total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period (although a Portfolio may also publish non-standardized calculations without this assumption). Calculations of aggregate total return also normally assume the reinvestment of all dividends and capital gains distributions on the reinvestment date during the period. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Year-to-year total return is calculated in a similar manner.
Each of the Portfolios may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by dividing the total distribution per share by the maximum offering price on the last day of the period and then annualizing such amount.
Performance information is based on historical results and is not intended to indicate future performance. Yield, total return and distribution rates will vary based on changes in market conditions, the level of interest rates, and Portfolio or class expenses. The value of shares of the Portfolios will fluctuate, and an investor’s shares may be worth more or less than their original cost upon redemption.

DISTRIBUTION PLAN FOR INVESTOR SHARES
As described in the Prospectus for Investor Shares, the Trust has adopted, on behalf of Investor Shares of each Portfolio, a distribution plan (the “Plan”). See “Distribution and Service Fees – What are the distribution and service fees paid by the Fund’s Investor Shares?” in the Prospectus. The fees payable under the Plan are subject to Rule 12b-1 under the 1940 Act and finance distribution and/or administrative support services that are provided to investors in the Portfolios.
The Plan for each Portfolio’s Investor Shares was approved on July 13, 2021 by vote of a majority of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of approving the Plan.
The compensation for distribution and/or administrative support services payable under the Plan to CFS may not exceed 0.25% per annum of a Portfolio’s average daily net assets attributable to Investor Shares of such Portfolio. The Fund currently limits each Portfolio’s Plan fees to 0.03% of the average daily net assets attributable to Investor Shares of each Portfolio.
The Plan is a compensation plan which provides for payment of a specified fee without regard to the expenses actually incurred by CFS. If such fee exceeds CFS’ expenses, CFS may realize a profit from these arrangements. Under the Plan, CFS may also make periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants and estate planning firms (each a “Distribution/Service Organization”) with respect to a Portfolio’s Investor Shares beneficially owned by customers for whom the Distribution/Service Organization is the Distribution/Service Organization of record.
Payments to CFS under the Plan may also be used by CFS to compensate Distribution/Service Organizations for administrative support services provided to their customers who are the record or beneficial owners of Investor Shares of the Portfolios. These administrative and support services may include but are not limited to: (i) processing dividend and distribution payments for the Fund on behalf of its customers; (ii) providing periodic statements to customers showing their positions in Investor Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries; (v) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vi) forwarding to customers proxy statements and proxies containing any proposals regarding the Plan; (vii) providing customers with a service that invests assets of their accounts in Investor Shares pursuant to specific or pre-authorized instructions; (viii) establishing and maintaining accounts and records relating to transactions in Investor Shares; (ix) assisting customers in changing dividend or distribution options, account designations and addresses; or (x) other similar services requested by the Fund.
The Plan will remain in effect until July 13, 2022 and from year to year thereafter, provided that such continuance is approved annually by a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, cast in person at a meeting called for the purpose of voting on the approval of the Plan.

OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
The Board of Trustees of the Fund has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of the Fund’s shareholders and to address the conflicts between the interests of shareholders and the Fund’s service providers. The policy provides that neither a Portfolio nor any of the Fund’s officers or Trustees, nor the Investment Adviser, the Fund’s distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Portfolio’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Portfolio nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Portfolio’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Fund’s Chief Compliance Officer. Disclosure to providers of auditing, custody, and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, investors and intermediaries that sell shares of the Fund) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that a Portfolio has a legitimate business purpose for doing so and ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. Portfolio holdings disclosures may be made to certain independent reporting agencies recognized by the SEC to be acceptable agencies for the reporting of industry statistical information. Such disclosures should be made in accordance with the antifraud provisions of the federal securities laws and in accordance with the Adviser’s fiduciary duties to Fund shareholders. Independent reporting agency means an agency that provides unbiased information about mutual funds, including fund comparisons, performance rankings, risk assessment and other analyses, to assist investors in making informed investment decisions. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; CFS and CUFSLP; Global Fund Services; the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP; the Fund’s custodian, U.S. Bank, NA; the Fund’s legal counsel, Faegre Drinker Biddle & Reath LLP; the Fund’s financial printer, Dixon MRD & Co.; and independent legal counsel to the Fund’s Independent Trustees, Nisen & Elliott, LLC. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Portfolios only with the permission of Fund Representatives that have been approved by the Board of Trustees. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Portfolio seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.
The Fund publishes on its website (www.trustcu.com) month-end selected portfolio holdings information for the Portfolios, which may include asset allocation or sector/sub-sector allocation, credit quality/issuer allocation and average maturity or duration, subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. The Portfolios may also publish complete portfolio holdings on the Fund’s website as of the end of each fiscal quarter, subject to a thirty calendar-day lag. Each of the Portfolios may publish complete portfolio holdings more frequently than on a fiscal quarter basis, if the Portfolio has a legitimate business purpose for doing so.
Under the policy, the Chief Compliance Officer will periodically supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this SAI, only the Chief Compliance Officer is authorized to disclose portfolio holdings information.
Miscellaneous
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The Registration Statement including the exhibits filed therewith may be examined at the offices of the SEC in Washington, D.C. Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
Capitalized terms, to the extent not otherwise defined herein, shall have the meanings as assigned to them in the Prospectus.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS1

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

    Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

    Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are
1 The ratings systems described herein are believed to be the most recent ratings systems available from Moody’s Investors Service, Inc., S & P Global Ratings and Fitch, Inc./Fitch Ratings Ltd. at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities throughout the period they are held by a Portfolio.

assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.2 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

    “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

    “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

    “R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

    “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

    “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

    “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

    “R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

    “R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
2 A long-term rating can also be used to rate an issue with short maturity.

    “D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

    Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

    Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

    The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

    “AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

    “AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

    “A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

    “BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

    “BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

    “B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

    “CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

    “D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

    Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

    Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation)..

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market.Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.